PROMISORRY NOTE



$40,000.00                                            Philadelphia, Pennsylvania
                                                      October 1, 1999



     FOR VALUE RECEIVED, Jeremy's Microbatch Ice Creams, L.L.C., a Delaware limited liability Company (the "Maker"), with an address at 3741 Walnut Street, Suite 423, Philadelphia, PA 19104, hereby promises to pay to Jeremy Kraus, with an address at _______________ ____________________________ (or such other address as the Holder hereunder may provide by notice to Maker from time to time) or any other lawful holder of this Note (Jeffrey Rosen or any other such holder hereafter referred to as the "Holder"), the principal sum of Forty Thousand Dollars ($40,000.00), together with interest on the principal amount outstanding from the date hereof until payment in full.

     The principal amount of this Note together with all interest then accrued but unpaid shall be due and payable on the Due Date, as defined in the next sentence. The Due Date shall be October 1, 1999.

     Interest on the outstanding principal balance hereof shall accrue at a rate equal to TEN PERCENT (10%) per annum, simple interest, until all principal and other amounts due hereunder have been paid in full.

     Interest shall be payable in monthly installments in arrears on the FIRST
(1st) day of every month beginning November 1, 1999, until the principal amount hereof has been paid in full. All accrued and unpaid interest hereunder shall be due and payable in full on the Due Date. If any installment of interest is not paid by the end of the fifth calendar day after the date when due in accordance with this paragraph, a late charge equal to five percent (5%) of the delinquent payment shall be added to principal and shall be payable together with the delinquent installment.

     All interest shall be calculated on the basis of a 360-day year, and 30-day months, counting the actual number of days elapsed from the beginning of the period.

     The principal of this Note may be prepaid in whole at any time without premium or penalty.

     All principal and interest payments hereunder are payable in lawful money of the United States of America to the Holder at the address first shown above, or at such other address as may be directed by Holder, in immediately available funds.

     The Maker hereby waives presentment, demand, dishonor, protest, notice of protest, diligence and any other notice or action otherwise required to be given or taken under the law in connection with the delivery, acceptance, performance, default, enforcement or collection of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended, modified or subordinated (by forbearance or otherwise) from time to time, without in any way affecting the liability of the Maker.

     In the event that (a) the Maker shall fail to pay, within five (5) calendar days after the date when due, any payment of principal or interest due hereunder, or (b) if the Maker shall (i) make a general assignment for the benefit of creditors; (ii) be adjudicated a bankrupt or insolvent; (iii) file a voluntary petition in bankruptcy; (iv) take advantage of any bankruptcy or insolvency law or statute of the United States of America or any state or jurisdiction thereof now or hereafter in effect; (v) have a petition or proceeding filed against the Maker under any bankruptcy or insolvency law or statute of the United States of America or any state or jurisdiction thereof, which petition or proceeding is not dismissed within ninety (90) days from the date of commencement thereof; or (vi) have a receiver, trustee, custodian, conservator or other person appointed by any court to take charge of the Maker's affairs, assets or business and such appointment is not vacated or discharged within ninety (90) days thereafter; then, and upon the happening of any such event, the Holder, at Holder's option, by written notice to the Maker, may declare the entire indebtedness evidenced by this Note immediately due and payable, whereupon the same shall forthwith mature and become immediately due and payable without presentment, demand, protest or further notice.

     In the event that Maker shall fail to pay when due any principal or interest payment, and the Holder shall exercise or endeavor to exercise any of its remedies hereunder, the Maker shall pay all reasonable costs and expenses incurred in connection therewith, including, without limitation, reasonable attorneys' fees, and the Holder may take judgment for all such amounts in addition to all other sums due hereunder.

     No consent or waiver by the Holder with respect to any action or failure to act by Maker which, without such consent or waiver, would constitute a breach of any provision of this Note shall be valid and binding unless in writing and signed by the Holder. No such consent or waiver given by Holder on any one occasion shall be construed to constitute a consent or waiver by Holder on any subsequent occasion. No forbearance in the exercise of any right or remedy of Holder shall be construed as a waiver of such right or remedy.

     All agreements between the Maker and the Holder are expressly limited to provide that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum amount which the Holder is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, without the necessity of any action by Holder or Maker, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstance the Holder should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance hereof, and not to the payment of interest. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of all agreements between the Maker and the Holder.

     This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent that such laws are superseded by Federal enactments.

     If any covenant or other provision of the Note is invalid, illegal, or incapable of being enforced by reason of any rule of law or public policy, all other covenants and provisions of the Note shall nevertheless remain in full force and effect, and no covenant or provision shall be deemed dependent upon any other covenant or provision.

     This Note is transferable by the Holder upon at least five (5) days prior written notice to Maker.


     IN WITNESS WHEREOF, the Maker, by its duly authorized officer, has executed this Note under seal as of the date first above written.


WITNESS:                                 JEREMY'S MICROBATCH ICE CREAMS, L.L.C.


                                         BY:
---------------------------                  -----------------------------------
                                               Samuel D. Cohen, Vice-President

                                 PROMISORRY NOTE



$5,000.00                                             Philadelphia, Pennsylvania
                                                      October 1, 1999



     FOR VALUE RECEIVED, Jeremy's Microbatch Ice Creams, L.L.C., a Delaware limited liability Company (the "Maker"), with an address at 3741 Walnut Street, Suite 423, Philadelphia, PA 19104, hereby promises to pay to Jeffrey Rosen, with an address at _______________ ____________________________ (or such other address as the Holder hereunder may provide by notice to Maker from time to time) or any other lawful holder of this Note (Jeremy Kraus or any other such holder hereafter referred to as the "Holder"), the principal sum of Five Thousand Dollars ($5,000.00), together with interest on the principal amount outstanding from the date hereof until payment in full.

     The principal amount of this Note together with all interest then accrued but unpaid shall be due and payable on the Due Date, as defined in the next sentence. The Due Date shall be October 1, 1999.

     Interest on the outstanding principal balance hereof shall accrue at a rate equal to TEN PERCENT (10%) per annum, simple interest, until all principal and other amounts due hereunder have been paid in full.

     Interest shall be payable in monthly installments in arrears on the FIRST
(1st) day of every month beginning November 1, 1999, until the principal amount hereof has been paid in full. All accrued and unpaid interest hereunder shall be due and payable in full on the Due Date. If any installment of interest is not paid by the end of the fifth calendar day after the date when due in accordance with this paragraph, a late charge equal to five percent (5%) of the delinquent payment shall be added to principal and shall be payable together with the delinquent installment.

     All interest shall be calculated on the basis of a 360-day year, and 30-day months, counting the actual number of days elapsed from the beginning of the period.

     The principal of this Note may be prepaid in whole at any time without premium or penalty.

     All principal and interest payments hereunder are payable in lawful money of the United States of America to the Holder at the address first shown above, or at such other address as may be directed by Holder, in immediately available funds.

     The Maker hereby waives presentment, demand, dishonor, protest, notice of protest, diligence and any other notice or action otherwise required to be given or taken under the law in connection with the delivery, acceptance, performance, default, enforcement or collection of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended, modified or subordinated (by forbearance or otherwise) from time to time, without in any way affecting the liability of the Maker.

     In the event that (a) the Maker shall fail to pay, within five (5) calendar days after the date when due, any payment of principal or interest due hereunder, or (b) if the Maker shall (i) make a general assignment for the benefit of creditors; (ii) be adjudicated a bankrupt or insolvent; (iii) file a voluntary petition in bankruptcy; (iv) take advantage of any bankruptcy or insolvency law or statute of the United States of America or any state or jurisdiction thereof now or hereafter in effect; (v) have a petition or proceeding filed against the Maker under any bankruptcy or insolvency law or statute of the United States of America or any state or jurisdiction thereof, which petition or proceeding is not dismissed within ninety (90) days from the date of commencement thereof; or (vi) have a receiver, trustee, custodian, conservator or other person appointed by any court to take charge of the Maker's affairs, assets or business and such appointment is not vacated or discharged within ninety (90) days thereafter; then, and upon the happening of any such event, the Holder, at Holder's option, by written notice to the Maker, may declare the entire indebtedness evidenced by this Note immediately due and payable, whereupon the same shall forthwith mature and become immediately due and payable without presentment, demand, protest or further notice.

     In the event that Maker shall fail to pay when due any principal or interest payment, and the Holder shall exercise or endeavor to exercise any of its remedies hereunder, the Maker shall pay all reasonable costs and expenses incurred in connection therewith, including, without limitation, reasonable attorneys' fees, and the Holder may take judgment for all such amounts in addition to all other sums due hereunder.

     No consent or waiver by the Holder with respect to any action or failure to act by Maker which, without such consent or waiver, would constitute a breach of any provision of this Note shall be valid and binding unless in writing and signed by the Holder. No such consent or waiver given by Holder on any one occasion shall be construed to constitute a consent or waiver by Holder on any subsequent occasion. No forbearance in the exercise of any right or remedy of Holder shall be construed as a waiver of such right or remedy.

     All agreements between the Maker and the Holder are expressly limited to provide that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum amount which the Holder is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, without the necessity of any action by Holder or Maker, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstance the Holder should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance hereof, and not to the payment of interest. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of all agreements between the Maker and the Holder.

     This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent that such laws are superseded by Federal enactments.

     If any covenant or other provision of the Note is invalid, illegal, or incapable of being enforced by reason of any rule of law or public policy, all other covenants and provisions of the Note shall nevertheless remain in full force and effect, and no covenant or provision shall be deemed dependent upon any other covenant or provision.

     This Note is transferable by the Holder upon at least five (5) days prior written notice to Maker.


     IN WITNESS WHEREOF, the Maker, by its duly authorized officer, has executed this Note under seal as of the date first above written.



WITNESS:                                 JEREMY'S MICROBATCH ICE CREAMS, L.L.C.


                                         BY:
---------------------------                  -----------------------------------
                                               Samuel D. Cohen, Vice-President